SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 30, 2006
Date of Report (Date of earliest event reported)

DIAMOND ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey
(State or other jurisdiction of incorporation or organization)

0-17953	22-2748019
(Commission file number)	(I.R.S. employer identification number)

800 Tucker Lane, Walnut, California	91789
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone number, including area code: (909) 839-1989

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b)

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)

ITEM 1.01 Entry into a Material Definitive Agreement.

On November 30, 2006 the Diamond Entertainment Corporation (“DMEC”) entered into a funding agreement from institutional and accredited investors with gross proceeds of $2,300,000, to be received in two traunches. The first traunch of $1,150,000 received upon execution of the agreement and the remaining $1,150,000 within five days after the first to occur of (i) the actual effectiveness of the Registration Statement or (ii) the delivery by the Company on or before January 31, 2007 of certified consolidated financial statements of the Company, or sooner if certain milestones are achieved.

The funding consists of convertible securities which shall convert at a price per share which shall be equal to [a number equal to $12,000,000 pre-money valuation on a fully diluted basis] or $.015 per share. In addition, 38,333,333 warrants were issued at an exercise price of $.015 per share.

Diamond Entertainment Corporation will use the net proceeds of the first traunch as follows; 1) $850,000 loan to Africa (Ethiopia) P.L.C., 2) $175,000 for working capital, and 3) $125,000 legal fees and other closing costs.

Item 2.01 Acquisition or Disposition of Assets

On November 30, 2006, DMEC signed a letter of intent to acquire Rx for Africa, Inc., and all its wholly owned subsidiaries. The acquisition will be made by the DMEC through its new wholly owned subsidiary, DMEC Acquisition Inc. As part of the letter of intent, DMEC received a bridge loan (discussed above) in the form of convertible notes totaling $1,150,000 of which $850,000 will be loaned by the Company to Rx for Africa, Inc. Upon the signing of a definitive merger agreement and the delivery of certified consolidated financial statements from Rx for Africa and its subsidiaries on or before January 31, 2007, the Company will receive a second traunch of funding in the form of convertible notes for an additional $1,150,000 to be utilized by Rx for Africa, Inc.

About Rx for Africa, Inc.

Rx for Africa, Inc. upon closing of its acquisition of Rx Africa (Ethiopia) P.L.C. will operate a pharmaceutical plant, formerly known as Sunshine Pharmaceutical. The plant is built on twenty three thousand square meters of land located south of Addis Ababa, Ethiopia. The plant was established to manufacture HIV/AIDS, Malaria, Tuberculosis and other generic drugs in Ethiopia. The plant currently has 6 products and within six months expects to produce a minimum of 30 new products.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
The required pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated there under within 71 days after the date of the event reported in this Form 8-K.

(b)	Exhibit number.

10.51	Alpha Note G&M November 20, 2006

10.52	Alpha Warrant G&M November 20, 2006

10.53	Funds Escrow G&M November 20, 2006

10.54	Longview Note G&M November 20, 2006

10.55	Longview Warrant G&M November 20, 2006

10.56	Security Agreement G&M November 20, 2006

10.57	Subscription G&M November 14, 2006

10.58	LOI Agreement

99.1.	News release issued by Diamond Entertainment Corporation on November 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

Diamond Entertainment Corporation

Dated: December 8, 2006	By:	/s/ JAMES K. T. LU

James K. T. Lu, President, Co-Chief Executive Officer and Director

By:	/s/ FRED U. ODAKA

Fred U. Odaka, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Director